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                                                                  EXHIBIT 23.04



                    CONSENT OF PERSON TO BE NAMED AS A DIRECTOR



I hereby consent to the reference to me as a person who has agreed to become a director under the heading "Management of the Combined Company" in the prospectus constituting a part of this Registration Statement on Form S-4.



                                       /s/ Richard B. Gold
                                       --------------------------------
                                       Richard B. Gold



Sunnyvale, California
May 6, 1998